EXHIBIT II

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made effective as of December [___], 2012, by and between Gateway Pipeline USA Corporation, a Delaware corporation ("Assignor”), and GEC Holding, LLC, a Delaware limited liability corporation (the "Assignee").

RECITALS

WHEREAS, this Agreement is being executed and delivered pursuant to the terms of that certain Asset Sales Agreement, dated as of December 12, 2012 (the "Purchase Agreement"), between Assignor and Assignee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement; and

WHEREAS, Assignor desires to assign, transfer and convey to Assignee all of the right, title and interest of Assignor in and to the Records and Commercial Contracts; and

WHEREAS, Assignee desires to assume and agrees to perform or discharge, in accordance with their terms, all of the Assumed Seller Obligations (as defined herein).

NOW, THEREFORE, in and for the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

AGREEMENT

1.         General Conveyance, Transfer and Assignment.  Assignor does by these presents assign, transfer and convey to Assignee, and its successors and assigns, the Records and Commercial Contracts.  Assignee hereby accepts such assignment, transfer and conveyance.

2.         Assumption of Assumed Seller Obligations.  Assignee hereby assumes and agrees to pay, perform or discharge, in accordance with their terms, all of the prospective obligations and covenants of Assignor that arise under the Commercial Contracts from and after the Effective Time (the "Assumed Seller Obligations").

3.         Further Assurances.

(a)        Assignee will execute and deliver to Assignor all such other additional instruments, notices, assumptions and other documents, and will do all such other acts and things, as Assignor reasonably may deem necessary, appropriate or desirable to more fully protect the rights of Assignor, its successors and assigns, as set forth in this Agreement.

(b)        Assignor will execute and deliver to Assignee all such other additional instruments, notices, releases, assignments and other documents, and will do all such other acts and things, as Assignee reasonably may deem necessary, appropriate or desirable to more fully grant, bargain, sell, convey, transfer, assign and set over to Assignee, its successors and assigns, all of the rights, titles, interests, estates, contracts, remedies, powers and privileges herein and hereby granted, bargained, sold, conveyed, transferred, assigned and set over or intended so to be.

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4.         Subordination.  The parties hereto hereby acknowledge and agree that their execution of this Agreement shall not modify the rights and obligations of the parties to the Purchase Agreement.  This Agreement is subject and subordinate to all of the terms and provisions of the Purchase Agreement.

5.         Disclaimers.  Other than as expressly set forth in the Purchase Agreement, Assignee accepts the Records and the Commercial Contracts "AS IS" and "WHERE IS" and acknowledges that ASSIGNOR HAS MADE NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, REPRESENTATIONS OR WARRANTIES REGARDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE.  ASSIGNEE EXPRESSLY WAIVES THE PROVISIONS OF CHAPTER XVIII, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63 INCLUSIVE (OTHER THAN SECTION 17.555 WHICH, IF APPLICABLE, IS NOT WAIVED) OF VERNON’S TEXAS CODES ANNOTATED, BUSINESS AND COMMERCE CODE.  ANY AND ALL INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE’S SOLE RISK.

6.         Effective Time.  This Agreement is effective for all purposes as of 11:59 pm Central Time on the date first above written.

7.         Successors and Assigns. All of the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.         Headings.  The headings in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

9.         Miscellaneous.  This Agreement shall be governed and construed in accordance with the substantive laws of the State of Texas without reference to principles of conflicts of law.  This Agreement may be executed in any number of original counterparts, all of which constitute one and the same instrument.  This Agreement together with the Purchase Agreement contains the entire understanding and agreement of Assignor and Assignee with respect to the subject matter hereof.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                            GEC HOLDING, LLC

                                                            By:

                                                Name:

Title:

GATEWAY PIPELINE USA CORPORATION

                                                            By:

Name:

Title:

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STATE OF TEXAS                              §

                                                            §

COUNTY OF HARRIS                        §

This instrument was acknowledged before me on the ______ day of ____________2012, by Fredrick Pevow, as [__________] of [________________________], on behalf of said entity

                                                                                                ___________________________

Notary Public's Signature

My commission expires: ________

STATE OF TEXAS                              §

                                                            §

COUNTY OF HARRIS                        §

This instrument was acknowledged before me on the ______ day of __________2012, by [___________________], as [__________] of Gateway Pipeline USA Corporation, a Delaware corporation, on behalf of said entity.

____________________________

Notary Public's Signature

My commission expires: ________

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ATTACHMENT A

TO BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

CONTRACTS

Counter Party	Contract #	Contract Date	Contract Type
Tyson Foods, Inc.	Seguin	Sep. 19, 1997	Pipeline Leasing Agreement
PG&E Texas Pipeline, LP	Seguin	Nov. 17, 1997	Interconnect Agreement

Tyson Foods, Inc.	Center	Sep. 19, 1997	Pipeline Leasing Agreement

Tyson Foods, Inc.	Sedalia	Jan. 5, 1998	Pipeline Leasing Agreement
	Sedalia	Jul. 1, 1998	First Amendment
	Sedalia	Nov. 1, 1998	Second Amendment

Tyson Foods, Inc.	Texarkana	Jan. 20, 1997	Pipeline Leasing Agreement
Natural Gas Pipeline Company	Texarkana	Apr. 8, 1997	Interconnect Agreement

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